SECURITIES AND EXCHANGE COMMISSION

                            Washington,D.C. 20549


                               _______________


                                  FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) May 17, 2001

                     Associates Credit Card Receivables Corp.
                     Associates Credit Card Master Note Trust
               (Exact name of registrant as specified in its charter)


Delaware                   333-94867                 75-2709748
                           333-9486701
(State or Other            (Commission File          (IRS Employer
Jurisdiction of            Number)                    Identification Number)
Incorporation)


290 E. Carpenter Freeway, Irving, Texas                       75062-2729
(Address of Principal Executive Office)                       (Zip Code)


Registrants telephone number, including area code (972) 652-4000


Item 5.            Other Events

                   The monthly statements for the month of April 2001 were distributed to Noteholders on May 17, 2001



Item 7 (C).        Exhibits.

Exhibit No.        Description

20.1               Series 2000-1 monthly statement for the month of April 2001.
20.2               Series 2000-2 monthly statement for the month of April 2001.




                            SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ASSOCIATES CREDIT CARD RECEIVABLES CORP



                                       By:      /s/ David Keller
                                                David Keller
                                                Executive Vice President



Servicer's Report                                                                         CONFIDENTIAL
Interest Period:       April 17, 2001 to May 16, 2001                                     Date of Report:      May 16, 2001


Associates Credit Card Master Note Trust, Series 2000-1
                                                      Class A             Class B              Class C           Total Series
Monthly Master Note Trust Activities                   Note                 Note                 Note                Note
Beginning Principal Receivables Balance
Beginning Fin. Chrg. Receivables Balance
Beginning Total Receivables Balance

Beginning Special Funding Accnt Balance
Beginning Spread Account Balance
Beginning Reserve Account Balance

Initial Invested Amount                             760,000,000.00        102,500,000.00      137,500,000.00    1,000,000,000.00

Beginning Period Invested Amount                    760,000,000.00        102,500,000.00      137,500,000.00    1,000,000,000.00



Note Principal Balance Increase                               0.00                  0.00                0.00                0.00
Note Principal Balance Decrease                               0.00                  0.00                0.00                0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                          0.00                  0.00                0.00                0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                      0.00                  0.00                0.00                0.00



Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                       760,000,000.00        102,500,000.00      137,500,000.00    1,000,000,000.00
Associates Credit Card Master Note Trust, Series 2000-1
                                                    Transferor                                  Trust
Monthly Master Note Trust Activities                 Interest                                   Totals
Beginning Principal Receivables Balance                                                     6,950,647,604.32
Beginning Fin. Chrg. Receivables Balance                                                      367,123,706.46
Beginning Total Receivables Balance                                                         7,317,771,310.78

Beginning Special Funding Accnt Balance                                                                 0.00
Beginning Spread Account Balance                                                                        0.00
Beginning Reserve Account Balance                                                                       0.00

Initial Invested Amount

Beginning Period Invested Amount                  1,366,810,204.32



Note Principal Balance Increase
Note Principal Balance Decrease

Reductions in Invested Amount this Period
  (Other than by Principal Payments)
Previous Reductions in Invested Amount
  Reimbursed this Period



Ending Special Funding Accnt Balance                                                                    0.00
Ending Spread Account Balance                                                                           0.00
Ending Reserve Account Balance                                                                          0.00

Ending Period Invested Amount                     1,315,980,837.38

Group I Information                              Series 2000-98-1     Series 2000-98-2     Series 2000-99-1    Series 2000-99-2
Beginning Invested Amount                           882,500,000.00        823,628,000.00      705,882,000.00      529,412,400.00
Average Rate                                                 5.18%                 5.14%               5.16%               5.35%
Allocable Finance Charge Collections                 17,952,664.26         16,755,033.38       14,359,730.94       10,769,816.51
Allocable Principal Collections                      74,436,090.00         69,470,422.59       59,538,919.07       44,654,265.21
Allocable Default Amount Due                          9,528,191.80          8,892,561.53        7,621,279.41        5,715,969.28
Allocable Monthly Interest Due                        3,805,799.17          3,524,948.30        3,036,192.87        2,360,581.84
Allocable Monthly Servicing Fees Due                  1,470,833.33          1,372,713.33        1,176,470.00          882,354.00
Ending Invested Amount                              882,500,000.00        823,628,000.00      705,882,000.00      529,412,400.00
Group I Information                              Series 2000-99-3     Series 2000-99-4      Series 2000-1        Series 2000-2
Beginning Invested Amount                           264,706,000.00        588,235,000.00    1,000,000,000.00      789,474,000.00
Average Rate                                                 5.04%                 5.39%               5.26%                0.05
Allocable Finance Charge Collections                  5,384,904.19         11,966,442.45       20,342,962.34       16,060,239.85
Allocable Principal Collections                      22,327,115.74         49,615,765.89       84,346,844.19       66,589,640.47
Allocable Default Amount Due                          2,857,982.48          6,351,066.18       10,796,817.90        8,523,807.01
Allocable Monthly Interest Due                        1,110,711.84          2,641,113.88        4,379,562.50        3,445,050.88
Allocable Monthly Servicing Fees Due                    441,176.67            980,391.67        1,666,666.67        1,315,790.00
Ending Invested Amount                              264,706,000.00        588,235,000.00    1,000,000,000.00      789,474,000.00
Group I Information                                    Total
Beginning Invested Amount                         5,583,837,400.00
Average Rate                                                 5.22%
Allocable Finance Charge Collections                113,591,793.92
Allocable Principal Collections                     470,979,063.15
Allocable Default Amount Due                         60,287,675.58
Allocable Monthly Interest Due                       24,303,961.28
Allocable Monthly Servicing Fees Due                  9,306,395.67
Ending Invested Amount                            5,583,837,400.00

Payout Event Tests

Base Rate Trigger                                                   Transferor's Interest Trigger
3 Month Average Portfolio Yield                             14.21%  Required Transferor Interest                  482,987,276.62
3 Month Average Base Rate                                    7.45%  Transferor Interest                         1,315,980,837.38
Spread                                                       6.76%  Trigger Pass Test                                 Yes
Trigger Pass Test: If Spread is >0, "Yes"               Yes

   ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                 Series 2000-1

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the Master Indenture), between Associates Credit Card Master Note Trust (the "Trust") and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank (Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 17, 2001, and with respect to the performance of the Trust during the month of April is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                      Revolving Period
Any Cash Flow Shortfalls this Period             No
Any Cash Flow Shortfalls from Previous Period    No
Payout Event this Period:                        No
Group I Participants:                            Series 2000-98-1, Series 2000-98-2
                                                 Series 2000-99-1, Series 2000-99-2, Series 2000-99-3, Series 2000-99-4
                                                 Series 2000-1, Series 2000-2

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                                April: (30 posting days)

                                                       Yield              Defaults              Total
Portfolio Yield (Current Month)                             24.41%                12.96%              11.46%
Portfolio Yield (Prior Month)                               28.26%                11.51%              16.75%
Portfolio Yield (Two Months Ago)                            25.77%                11.34%              14.42%
THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                 14.21%

                                                     Servicing             Coupon               Total
Base Rate (Current Month)                                    2.00%                 5.26%               7.26%
Base Rate (Prior Month)                                      2.00%                 5.29%               7.29%
Base Rate (Two Months Ago)                                   2.00%                 5.81%               7.81%
THREE MONTH AVERAGE BASE RATE                                                                                        7.45%

Beginning Period Principal Receivables                                                      6,950,647,604.32
Beginning Period Finance Charge Receivables                                                   367,123,706.46
Beginning Period Discounted Receivables                                                                 0.00
Beginning Period Total Receivables                                                          7,317,771,310.78

Removed Principal Receivables                                                                           0.00
Removed Finance Charge Receivables                                                                      0.00
Removed Total Receivables                                                                               0.00
Discounted Receivables Generated this Period                                                            0.00
Additional Principal Receivables                                                                        0.00
Additional Finance Charge Receivables                                                                   0.00
Additional Total Receivables                                                                            0.00

Total Principal Collections this Period                                                       586,265,190.49
Total Defaulted Principal Receivables this Period                                              75,044,876.46
Total Receivables Adjustments this Period                                                      34,474,111.79
Total Finance Charge Collections this Period                                                  141,396,762.43
Total Discounted Receivables this Period                                                                0.00

Ending Period Principal Receivables                                                         6,899,818,237.38
Ending Period Finance Charge Receivables                                                      363,590,663.31
Ending Period Discounted Receivables                                                                    0.00
Ending Period Total Receivables                                                             7,263,408,900.69

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                                31-60 Days Delinquent                         154,005,633.95
                                                61-90 Days Delinquent                          92,834,370.08
                                                91+ Days Delinquent                           202,938,395.29

                                                Total 31+ Days Delinquent                     449,778,399.32

   ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Cash Flow Allocations
                 Series 2000-1

                                                            FLOATING INVESTOR PERCENTAGE            0.143871
                                                               FIXED INVESTOR PERCENTAGE            0.143871


FINANCE CHARGE ALLOCATIONS                                                Class A              Class B              Class C
AVAILABLE FUNDS
Total Trust Finance Charge Collections              141,396,762.43
Investor Percentage                                       0.143871
Investor Finance Charge Collections                  20,342,962.34
Excess Finance Charge Collections allocated to Series         0.00
Available Finance Charge Collections                 20,342,962.34

                                                       Total
AVAILABLE FUNDS
Total Trust Finance Charge Collections
Investor Percentage
Investor Finance Charge Collections                  20,342,962.34
Excess Finance Charge Collections allocated to Series         0.00
Available Finance Charge Collections                 20,342,962.34

CASH FLOW ALLOCATIONS
Class A Distributions
(1)Class A Monthly Interest                                                 3,260,083.33
(2)Class A Monthly Interest Previously Due                                          0.00
(3)Class A Monthly Additional Interest                                              0.00
(4)Class A Monthly Additional Interest Previously Due                               0.00
Total Class A Monthly Interest                                              3,260,083.33

CASH FLOW ALLOCATIONS                                  Total
Class A Distributions
(1)Class A Monthly Interest
(2)Class A Monthly Interest Previously Due
(3)Class A Monthly Additional Interest
(4)Class A Monthly Additional Interest Previously Due
Total Class A Monthly Interest                        3,260,083.33



Class B Distributions
(5)Class B Monthly Interest                                                                       458,046.88
(6)Class B Monthly Interest Previously Due                                                              0.00
(7)Class B Monthly Additional Interest                                                                  0.00
(8)Class B Monthly Additional Interest Previously Due                                                   0.00
Total Class B Monthly Interest                                                                    458,046.88

(9)Total Monthly Servicing Fee for Series
(10)Total Servicing Fee for Series Previously Due

(11)Class A Prepayable Increase Amount Interest                                     0.00
(12)Class B Prepayable Increase Amount Interest                                                         0.00
(13)Investor Default Amount
(14)Investor Charge-Offs                                                            0.00                0.00                0.00
(15)Reallocated Principal Collections Previously Due                                0.00                0.00                0.00

                                                       Total
Class B Distributions
(5)Class B Monthly Interest
(6)Class B Monthly Interest Previously Due
(7)Class B Monthly Additional Interest
(8)Class B Monthly Additional Interest Previously Due
Total Class B Monthly Interest                          458,046.88

(9)Total Monthly Servicing Fee for Series             1,666,666.67
(10)Total Servicing Fee for Series Previously Due             0.00

(11)Class A Prepayable Increase Amount Interest               0.00
(12)Class B Prepayable Increase Amount Interest               0.00
(13)Investor Default Amount                          10,796,817.90
(14)Investor Charge-Offs                                      0.00
(15)Reallocated Principal Collections Previously Due          0.00



Class C Distributions
(16)Class C Monthly Interest                                                                                          661,432.29
(17)Class C Monthly Interest Previously Due                                                                                 0.00
(18)Class C Monthly Additional Interest                                                                                     0.00
(19)Class C Monthly Additional Interest Previously Due                                                                      0.00
(20)Class C Prepayable Increase Amount Interest                                                                             0.00
Total Class C Interest                                                                                                661,432.29

(21)Funds Required per Note Agreement under
  Sections 2.07, 2.08 & 2.09
(22)Funds Required per Note Agreement under
  Sections 2.04 (e) & 7.01


Class C Distributions                                  Total
(16)Class C Monthly Interest
(17)Class C Monthly Interest Previously Due
(18)Class C Monthly Additional Interest
(19)Class C Monthly Additional Interest Previously Due
(20)Class C Prepayable Increase Amount Interest
Total Class C Interest                                  661,432.29

(21)Funds Required per Note Agreement under
  Sections 2.07, 2.08 & 2.09                                  0.00
(22)Funds Required per Note Agreement under
  Sections 2.04 (e) & 7.01                                    0.00

Spread Account Distributions                           Total
(23)Class C Spread Account Required Deposit                   0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
SERIES' ALLOCATIONS                                   3,499,915.27

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                      0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                  3,499,915.27

PRINCIPAL ALLOCATIONS                                                     Class A              Class B              Class C
AVAILABLE FUNDS
Total Trust Principal Collections                   586,265,190.49
Investor Percentage                                       0.143871
Investor Principal Collections                       84,346,844.19
Shared Principal Collections from other Series'     501,918,346.30
Available Principal Collections                     586,265,190.49

Controlled Amoritization Amount                                                     0.00                0.00                0.00
Partial Amoritization Amount                                                        0.00                0.00                0.00
Deficiency Controlled Amoritization Amount                                          0.00                0.00                0.00
Monthly Principal Amount                                                            0.00                0.00                0.00
Principal Shortfall
Reallocated Principal to other Series'                                              0.00                0.00

PRINCIPAL ALLOCATIONS                                  Total
AVAILABLE FUNDS
Total Trust Principal Collections
Investor Percentage
Investor Principal Collections
Shared Principal Collections from other Series'
Available Principal Collections

Controlled Amoritization Amount                               0.00
Partial Amoritization Amount                                  0.00
Deficiency Controlled Amoritization Amount                    0.00
Monthly Principal Amount                                      0.00
Principal Shortfall
Reallocated Principal to other Series'                        0.00




   ASSOCIATES CREDIT CARD MASTER NOTE TRUST
              Cash Reconciliation
                    May-01


Group 1                                             Coupon Rate           Balance         Interest Payments
Series 2000-98-1, Class A                              5.04%            $ 662,500,000.00      $ 2,784,420.24
Series 2000-98-1, Class B                              5.27%             $ 87,500,000.00        $ 383,998.72
Series 2000-98-1, Class C                              5.77%            $ 132,500,000.00        $ 637,380.21
Series 2000-98-2, Class A                              5.00%            $ 617,647,000.00      $ 2,572,189.22
Series 2000-98-2, Class B                              5.22%             $ 82,353,000.00        $ 358,056.89
Series 2000-98-2, Class C                              5.77%            $ 123,628,000.00        $ 594,702.19
Series 2000-99-1, Class A                              5.03%            $ 529,412,000.00      $ 2,219,199.51
Series 2000-99-1, Class B                              5.23%             $ 70,588,000.00        $ 307,656.82
Series 2000-99-1, Class C                              5.77%            $ 105,882,000.00        $ 509,336.54
Series 2000-99-2, Class A                              5.24%            $ 397,058,400.00      $ 1,734,218.74
Series 2000-99-2, Class B                              5.54%             $ 52,941,600.00        $ 244,356.37
Series 2000-99-2, Class C                              5.77%             $ 79,412,400.00        $ 382,006.73
Series 2000-99-3, Class A                              4.91%            $ 198,500,000.00        $ 811,388.11
Series 2000-99-3, Class B                              4.91%             $ 26,500,000.00        $ 108,321.33
Series 2000-99-3, Class C                              5.77%             $ 39,706,000.00        $ 191,002.40
Series 2000-99-4, Class A                              5.29%            $ 441,176,000.00      $ 1,944,850.87
Series 2000-99-4, Class B                              5.55%             $ 58,824,000.00        $ 271,815.90
Series 2000-99-4, Class C                              5.77%             $ 88,235,000.00        $ 424,447.11
Series 2000-1, Class A                                 5.15%            $ 760,000,000.00      $ 3,260,083.33
Series 2000-1, Class B                                 5.36%            $ 102,500,000.00        $ 458,046.88
Series 2000-1, Class C                                 5.77%            $ 137,500,000.00        $ 661,432.29
Series 2000-2, Class A                                 5.12%            $ 600,000,000.00      $ 2,561,250.00
Series 2000-2, Class B                                 5.36%             $ 80,921,000.00        $ 361,615.72
Series 2000-2, Class C                                 5.77%            $ 108,553,000.00        $ 522,185.16
Weighted Average Coupon of all Notes                   5.22%          $ 5,583,837,400.00     $ 24,303,961.28

Weighted Average Coupon of                             5.13%          $ 4,768,421,000.00
   Class A and Class B Notes

Current Transaction Period:                      Revolving Period

CASH FLOW REQUIREMENTS                           Series 2000-98-1
                                                      Class A             Class B              Class C               Total
Principal Distribution Due this Period                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Due this Period              $ 2,784,420.24       $ 383,998.72         $ 637,380.21         $ 3,805,799.17
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                               $ 1,470,833.33        $ 1,470,833.33
Total Required Distribution                         $ 2,784,420.24          $ 383,998.72      $ 2,108,213.54      $ 5,276,632.50

Total Required Distribution to Class A & Class B investors                $ 3,168,418.96

                                                 Series 2000-98-2
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount              $ 2,572,189.22       $ 358,056.89         $ 594,702.19        $ 3,524,948.30
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                               $ 1,372,713.33        $ 1,372,713.33
Total Required Distribution                         $ 2,572,189.22          $ 358,056.89      $ 1,967,415.52      $ 4,897,661.63

Total Required Distribution to Class A & Class B investors                $ 2,930,246.11

                                                 Series 2000-99-1
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount              $ 2,219,199.51       $ 307,656.82         $ 509,336.54         $ 3,036,192.87
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                               $ 1,176,470.00        $ 1,176,470.00
Total Required Distribution                         $ 2,219,199.51          $ 307,656.82      $ 1,685,806.54      $ 4,212,662.87


Total Required Distribution to Class A & Class B investors                $ 2,526,856.33

                                                 Series 2000-99-2
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount              $ 1,734,218.74       $ 244,356.37         $ 382,006.73         $ 2,360,581.84
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                                $ 882,354.00           $ 882,354.00
Total Required Distribution                         $ 1,734,218.74          $ 244,356.37      $ 1,264,360.73      $ 3,242,935.84

Total Required Distribution to Class A & Class B investors                $ 1,978,575.11

                                                 Series 2000-99-3
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount               $ 811,388.11        $ 108,321.33         $ 191,002.40         $ 1,110,711.84
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                                $ 441,176.67           $ 441,176.67
Total Required Distribution                           $ 811,388.11          $ 108,321.33        $ 632,179.07      $ 1,551,888.51

Total Required Distribution to Class A & Class B investors                  $ 919,709.44

                                                 Series 2000-99-4
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount              $ 1,944,850.87       $ 271,815.90         $ 424,447.11         $ 2,641,113.88
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                                $ 980,391.67           $ 980,391.67
Total Required Distribution                         $ 1,944,850.87          $ 271,815.90      $ 1,404,838.78      $ 3,621,505.55

Total Required Distribution to Class A & Class B investors                $ 2,216,666.77

                                                   Series 2000-1
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount               $ 3,260,083.33          $ 458,046.88        $ 661,432.29      $ 4,379,562.50
Unpaid Principal Shortfalls paid this Period                   $ -                   $ -                 $ -                 $ -
Unpaid Interest Shortfalls paid this Period                    $ -                   $ -                 $ -                 $ -
Prepayable Interest                                            $ -                   $ -                 $ -                 $ -
Servicing Fee                                                                                 $ 1,666,666.67      $ 1,666,666.67
Total Required Distribution                         $ 3,260,083.33          $ 458,046.88      $ 2,328,098.96      $ 6,046,229.17


Total Required Distribution to Class A & Class B investors                $ 3,718,130.21


                                                   Series 2000-2
                                                 --------------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------------
                                                      Class A             Class B              Class C               Total
                                                 --------------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------------
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount               $ 2,561,250.00          $ 361,615.72        $ 522,185.16       $3,445,050.88
Unpaid Principal Shortfalls paid this Period                   $ -                   $ -                 $ -                 $ -
Unpaid Interest Shortfalls paid this Period                    $ -                   $ -                 $ -                 $ -
Prepayable Interest                                            $ -                   $ -                 $ -                 $ -
Servicing Fee                                                                                 $ 1,315,790.00      $ 1,315,790.00
                                                 ------------------ --------------------- -------------------  ------------------
                                                 ------------------ --------------------- -------------------  ------------------
Total Required Distribution                         $ 2,561,250.00          $ 361,615.72      $ 1,837,975.16       $4,760,840.88
                                                 ================== ===================== ===================  ==================
                                                 ================== ===================== ===================  ==================


Total Required Distribution to Class A & Class B investors                $ 2,922,865.72


CASH DISBURSEMENTS
Servicer Payment to trustee for Series 2000-98-1                          $ 3,805,799.17
Servicer Payment to trustee for Series 2000-98-2                          $ 3,524,948.30
Servicer Payment to trustee for Series 2000-99-1                          $ 3,036,192.87
Servicer Payment to trustee for Series 2000-99-2                          $ 2,360,581.84
Servicer Payment to trustee for Series 2000-99-3                          $ 1,110,711.84
Servicer Payment to trustee for Series 2000-99-4                          $ 2,641,113.88
Servicer Payment to trustee for Series 2000-1                             $ 4,379,562.50
Servicer Payment to trustee for Series 2000-2                             $ 3,445,050.88
     Total Servicer Payment to trustee for all Series'                   $ 24,303,961.28

Trustee Payment to Series 2000-98-1 Class C                                 $ 637,380.21
Trustee Payment to Series 2000-98-2 Class C                                 $ 594,702.19
Trustee Payment to Series 2000-99-1 Class C                                 $ 509,336.54
Trustee Payment to Series 2000-99-2 Class C                                 $ 382,006.73
Trustee Payment to Series 2000-99-3 Class C                                 $ 191,002.40
Trustee Payment to Series 2000-99-4 Class C                                 $ 424,447.11
Trustee Payment to Series 2000-1 Class C                                    $ 661,432.29
Trustee Payment to Series 2000-2 Class C                                    $ 522,185.16
     Total Trustee Payment to all Class C Investor's                      $ 3,922,492.63

                 ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                            SERIES 2000-1


     The undersigned, a duly authorized representative of Associates National Bank (Delaware)(ANB), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of April 1, 2000 (as amended and supplemented, the Transfer and Servicing Agreement) among ANB, Associates credit Card Receivables Corp.
(ACCR), as Transferor and Associates Credit Card Master Note Trust (the Trust), does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master Indenture, dated as of April 1, 2000 (as amended or supplemented, the Master Indenture), between the Trust and The Bank of New York, as indenture trustee (the Indenture Trustee) as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000, between the Trust and the Indenture Trustee (as amended as supplemented, the Indenture Supplement and together with the Master Indenture, the Indenture), as applicable.

2. ANB is, as of the date hereof, the Servicer under the Transfer and Servicing Agreement.

3.       The undersigned is an Authorized Officer of the Servicer.

4. This Certificate relates to the Distribution Date occurring on May 17, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the transfer and Servicing Agreement and the Indenture through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of May, 2001.



                                      ASSOCIATES NATIONAL BANK (DELAWARE),
                                       Servicer



                                            By:       /s/ Cheryl Debaro
                                            Name:     Cheryl Debaro
                                                      Servicing Officer

Servicer's Report                                                                         CONFIDENTIAL
Interest Period:       April 17, 2001 to May 16, 2001                                     Date of Report:      May 16, 2001


Associates Credit Card Master Note Trust, Series 2000-2
                                                      Class A             Class B              Class C           Total Series
Monthly Master Note Trust Activities                   Note                 Note                 Note                Note
Beginning Principal Receivables Balance
Beginning Fin. Chrg. Receivables Balance
Beginning Total Receivables Balance

Beginning Special Funding Accnt Balance
Beginning Spread Account Balance
Beginning Reserve Account Balance

Initial Invested Amount                             600,000,000.00         80,921,000.00      108,553,000.00      789,474,000.00

Beginning Period Invested Amount                    600,000,000.00         80,921,000.00      108,553,000.00      789,474,000.00



Note Principal Balance Increase                               0.00                  0.00                0.00                0.00
Note Principal Balance Decrease                               0.00                  0.00                0.00                0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                          0.00                  0.00                0.00                0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                      0.00                  0.00                0.00                0.00



Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                       600,000,000.00         80,921,000.00      108,553,000.00      789,474,000.00
Associates Credit Card Master Note Trust, Series 2000-2
                                                    Transferor                                  Trust
Monthly Master Note Trust Activities                 Interest                                   Totals
Beginning Principal Receivables Balance                                                     6,950,647,604.32
Beginning Fin. Chrg. Receivables Balance                                                      367,123,706.46
Beginning Total Receivables Balance                                                         7,317,771,310.78

Beginning Special Funding Accnt Balance                                                                 0.00
Beginning Spread Account Balance                                                                        0.00
Beginning Reserve Account Balance                                                                       0.00

Initial Invested Amount

Beginning Period Invested Amount                  1,366,810,204.32



Note Principal Balance Increase
Note Principal Balance Decrease

Reductions in Invested Amount this Period
  (Other than by Principal Payments)
Previous Reductions in Invested Amount
  Reimbursed this Period



Ending Special Funding Accnt Balance                                                                    0.00
Ending Spread Account Balance                                                                           0.00
Ending Reserve Account Balance                                                                          0.00

Ending Period Invested Amount                     1,315,980,837.38

Group I Information                              Series 2000-98-1     Series 2000-98-2     Series 2000-99-1    Series 2000-99-2
Beginning Invested Amount                           882,500,000.00        823,628,000.00      705,882,000.00      529,412,400.00
Average Rate                                                 5.18%                 5.14%               5.16%               5.35%
Allocable Finance Charge Collections                 17,952,664.26         16,755,033.38       14,359,730.94       10,769,816.51
Allocable Principal Collections                      74,436,090.00         69,470,422.59       59,538,919.07       44,654,265.21
Allocable Default Amount Due                          9,528,191.80          8,892,561.53        7,621,279.41        5,715,969.28
Allocable Monthly Interest Due                        3,805,799.17          3,524,948.30        3,036,192.87        2,360,581.84
Allocable Monthly Servicing Fees Due                  1,470,833.33          1,372,713.33        1,176,470.00          882,354.00
Ending Invested Amount                              882,500,000.00        823,628,000.00      705,882,000.00      529,412,400.00
Group I Information                              Series 2000-99-3     Series 2000-99-4      Series 2000-1        Series 2000-2
Beginning Invested Amount                           264,706,000.00        588,235,000.00    1,000,000,000.00      789,474,000.00
Average Rate                                                 5.04%                 5.39%               5.26%               5.24%
Allocable Finance Charge Collections                  5,384,904.19         11,966,442.45       20,342,962.34       16,060,239.85
Allocable Principal Collections                      22,327,115.74         49,615,765.89       84,346,844.19       66,589,640.47
Allocable Default Amount Due                          2,857,982.48          6,351,066.18       10,796,817.90        8,523,807.01
Allocable Monthly Interest Due                        1,110,711.84          2,641,113.88        4,379,562.50        3,445,050.88
Allocable Monthly Servicing Fees Due                    441,176.67            980,391.67        1,666,666.67        1,315,790.00
Ending Invested Amount                              264,706,000.00        588,235,000.00    1,000,000,000.00      789,474,000.00
Group I Information                                    Total
Beginning Invested Amount                         5,583,837,400.00
Average Rate                                                 5.22%
Allocable Finance Charge Collections                113,591,793.92
Allocable Principal Collections                     470,979,063.15
Allocable Default Amount Due                         60,287,675.58
Allocable Monthly Interest Due                       24,303,961.28
Allocable Monthly Servicing Fees Due                  9,306,395.67
Ending Invested Amount                            5,583,837,400.00

Payout Event Tests

Base Rate Trigger                                                   Transferor's Interest Trigger
3 Month Average Portfolio Yield                             14.21%  Required Transferor Interest                  482,987,276.62
3 Month Average Base Rate                                    7.43%  Transferor Interest                         1,315,980,837.38
Spread                                                       6.78%  Trigger Pass Test                                 Yes
Trigger Pass Test: If Spread is >0, "Yes"               Yes

   ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                 Series 2000-2

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust") and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2000-1 Indenture Supplement, dated as of September 15, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank (Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 17, 2001, and with respect to the performance of the Trust during the month of April is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                      Revolving Period
Any Cash Flow Shortfalls this Period             No
Any Cash Flow Shortfalls from Previous Period    No
Payout Event this Period:                        No
Group I Participants:                            Series 2000-98-1, Series 2000-98-2
                                                 Series 2000-99-1, Series 2000-99-2, Series 2000-99-3, Series 2000-99-4
                                                 Series 2000-1, Series 2000-2

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                                April: (30 posting days)

                                                       Yield              Defaults              Total
Portfolio Yield (Current Month)                             24.41%                12.96%              11.46%
Portfolio Yield (Prior Month)                               28.26%                11.51%              16.75%
Portfolio Yield (Two Months Ago)                            25.77%                11.34%              14.42%
THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                 14.21%

                                                     Servicing             Coupon               Total
Base Rate (Current Month)                                    2.00%                 5.24%               7.24%
Base Rate (Prior Month)                                      2.00%                 5.27%               7.27%
Base Rate (Two Months Ago)                                   2.00%                 5.79%               7.79%
THREE MONTH AVERAGE BASE RATE                                                                                        7.43%

Beginning Period Principal Receivables                                                      6,950,647,604.32
Beginning Period Finance Charge Receivables                                                   367,123,706.46
Beginning Period Discounted Receivables                                                                 0.00
Beginning Period Total Receivables                                                          7,317,771,310.78

Removed Principal Receivables                                                                           0.00
Removed Finance Charge Receivables                                                                      0.00
Removed Total Receivables                                                                               0.00
Discounted Receivables Generated this Period                                                            0.00
Additional Principal Receivables                                                                        0.00
Additional Finance Charge Receivables                                                                   0.00
Additional Total Receivables                                                                            0.00

Total Principal Collections this Period                                                       586,265,190.49
Total Defaulted Principal Receivables this Period                                              75,044,876.46
Total Receivables Adjustments this Period                                                      34,474,111.79
Total Finance Charge Collections this Period                                                  141,396,762.43
Total Discounted Receivables this Period                                                                0.00

Ending Period Principal Receivables                                                         6,899,818,237.38
Ending Period Finance Charge Receivables                                                      363,590,663.31
Ending Period Discounted Receivables                                                                    0.00
Ending Period Total Receivables                                                             7,263,408,900.69

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                                31-60 Days Delinquent                         154,005,633.95
                                                61-90 Days Delinquent                          92,834,370.08
                                                91+ Days Delinquent                           202,938,395.29

                                                Total 31+ Days Delinquent                     449,778,399.32

   ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Cash Flow Allocations
                 Series 2000-2

                                       FLOATING INVESTOR PERCENTAGE   0.113583
                                       FIXED INVESTOR PERCENTAGE      0.113583

FINANCE CHARGE ALLOCATIONS                                                Class A              Class B              Class C
AVAILABLE FUNDS
Total Trust Finance Charge Collections              141,396,762.43
Investor Percentage                                       0.113583
Investor Finance Charge Collections                  16,060,239.85
Excess Finance Charge Collections allocated to Series         0.00
Available Finance Charge Collections                 16,060,239.85

                                                       Total
AVAILABLE FUNDS
Total Trust Finance Charge Collections
Investor Percentage
Investor Finance Charge Collections                  16,060,239.85
Excess Finance Charge Collections allocated to Series         0.00
Available Finance Charge Collections                 16,060,239.85

CASH FLOW ALLOCATIONS
Class A Distributions
(1)Class A Monthly Interest                                                 2,561,250.00
(2)Class A Monthly Interest Previously Due                                          0.00
(3)Class A Monthly Additional Interest                                              0.00
(4)Class A Monthly Additional Interest Previously Due                               0.00
Total Class A Monthly Interest                                              2,561,250.00

CASH FLOW ALLOCATIONS                                  Total
Class A Distributions
(1)Class A Monthly Interest
(2)Class A Monthly Interest Previously Due
(3)Class A Monthly Additional Interest
(4)Class A Monthly Additional Interest Previously Due
Total Class A Monthly Interest                        2,561,250.00



Class B Distributions
(5)Class B Monthly Interest                                                                       361,615.72
(6)Class B Monthly Interest Previously Due                                                              0.00
(7)Class B Monthly Additional Interest                                                                  0.00
(8)Class B Monthly Additional Interest Previously Due                                                   0.00
Total Class B Monthly Interest                                                                    361,615.72

(9)Total Monthly Servicing Fee for Series
(10)Total Servicing Fee for Series Previously Due

(11)Class A Prepayable Increase Amount Interest                                     0.00
(12)Class B Prepayable Increase Amount Interest                                                         0.00
(13)Investor Default Amount
(14)Investor Charge-Offs                                                            0.00                0.00                0.00
(15)Reallocated Principal Collections Previously Due                                0.00                0.00                0.00

                                                       Total
Class B Distributions
(5)Class B Monthly Interest
(6)Class B Monthly Interest Previously Due
(7)Class B Monthly Additional Interest
(8)Class B Monthly Additional Interest Previously Due
Total Class B Monthly Interest                          361,615.72

(9)Total Monthly Servicing Fee for Series             1,315,790.00
(10)Total Servicing Fee for Series Previously Due             0.00

(11)Class A Prepayable Increase Amount Interest               0.00
(12)Class B Prepayable Increase Amount Interest               0.00
(13)Investor Default Amount                           8,523,807.01
(14)Investor Charge-Offs                                      0.00
(15)Reallocated Principal Collections Previously Due          0.00



Class C Distributions
(16)Class C Monthly Interest                                                                                          522,185.16
(17)Class C Monthly Interest Previously Due                                                                                 0.00
(18)Class C Monthly Additional Interest                                                                                     0.00
(19)Class C Monthly Additional Interest Previously Due                                                                      0.00
(20)Class C Prepayable Increase Amount Interest                                                                             0.00
Total Class C Interest                                                                                                522,185.16

(21)Funds Required per Note Agreement under
  Sections 2.07, 2.08 & 2.09
(22)Funds Required per Note Agreement under
  Sections 2.04 (e) & 7.01


Class C Distributions                                  Total
(16)Class C Monthly Interest
(17)Class C Monthly Interest Previously Due
(18)Class C Monthly Additional Interest
(19)Class C Monthly Additional Interest Previously Due
(20)Class C Prepayable Increase Amount Interest
Total Class C Interest                                  522,185.16

(21)Funds Required per Note Agreement under
  Sections 2.07, 2.08 & 2.09                                  0.00
(22)Funds Required per Note Agreement under
  Sections 2.04 (e) & 7.01                                    0.00

Spread Account Distributions                           Total
(23)Class C Spread Account Required Deposit                   0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
SERIES' ALLOCATIONS                                   2,775,591.95

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                      0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                  2,775,591.95

PRINCIPAL ALLOCATIONS                                                     Class A              Class B              Class C
AVAILABLE FUNDS
Total Trust Principal Collections                   586,265,190.49
Investor Percentage                                       0.113583
Investor Principal Collections                       66,589,640.47
Shared Principal Collections from other Series'     519,675,550.02
Available Principal Collections                     586,265,190.49

Controlled Amoritization Amount                                                     0.00                0.00                0.00
Partial Amoritization Amount                                                        0.00                0.00                0.00
Deficiency Controlled Amoritization Amount                                          0.00                0.00                0.00
Monthly Principal Amount                                                            0.00                0.00                0.00
Principal Shortfall
Reallocated Principal to other Series'                                              0.00                0.00

PRINCIPAL ALLOCATIONS                                  Total
AVAILABLE FUNDS
Total Trust Principal Collections
Investor Percentage
Investor Principal Collections
Shared Principal Collections from other Series'
Available Principal Collections

Controlled Amoritization Amount                               0.00
Partial Amoritization Amount                                  0.00
Deficiency Controlled Amoritization Amount                    0.00
Monthly Principal Amount                                      0.00
Principal Shortfall
Reallocated Principal to other Series'                        0.00




   ASSOCIATES CREDIT CARD MASTER NOTE TRUST
              Cash Reconciliation
                    May-01


Group 1                                             Coupon Rate           Balance         Interest Payments
Series 2000-98-1, Class A                              5.04%            $ 662,500,000.00      $ 2,784,420.24
Series 2000-98-1, Class B                              5.27%             $ 87,500,000.00        $ 383,998.72
Series 2000-98-1, Class C                              5.77%            $ 132,500,000.00        $ 637,380.21
Series 2000-98-2, Class A                              5.00%            $ 617,647,000.00      $ 2,572,189.22
Series 2000-98-2, Class B                              5.22%             $ 82,353,000.00        $ 358,056.89
Series 2000-98-2, Class C                              5.77%            $ 123,628,000.00        $ 594,702.19
Series 2000-99-1, Class A                              5.03%            $ 529,412,000.00      $ 2,219,199.51
Series 2000-99-1, Class B                              5.23%             $ 70,588,000.00        $ 307,656.82
Series 2000-99-1, Class C                              5.77%            $ 105,882,000.00        $ 509,336.54
Series 2000-99-2, Class A                              5.24%            $ 397,058,400.00      $ 1,734,218.74
Series 2000-99-2, Class B                              5.54%             $ 52,941,600.00        $ 244,356.37
Series 2000-99-2, Class C                              5.77%             $ 79,412,400.00        $ 382,006.73
Series 2000-99-3, Class A                              4.91%            $ 198,500,000.00        $ 811,388.11
Series 2000-99-3, Class B                              4.91%             $ 26,500,000.00        $ 108,321.33
Series 2000-99-3, Class C                              5.77%             $ 39,706,000.00        $ 191,002.40
Series 2000-99-4, Class A                              5.29%            $ 441,176,000.00      $ 1,944,850.87
Series 2000-99-4, Class B                              5.55%             $ 58,824,000.00        $ 271,815.90
Series 2000-99-4, Class C                              5.77%             $ 88,235,000.00        $ 424,447.11
Series 2000-1, Class A                                 5.15%            $ 760,000,000.00      $ 3,260,083.33
Series 2000-1, Class B                                 5.36%            $ 102,500,000.00        $ 458,046.88
Series 2000-1, Class C                                 5.77%            $ 137,500,000.00        $ 661,432.29
Series 2000-2, Class A                                 5.12%            $ 600,000,000.00      $ 2,561,250.00
Series 2000-2, Class B                                 5.36%             $ 80,921,000.00        $ 361,615.72
Series 2000-2, Class C                                 5.77%            $ 108,553,000.00        $ 522,185.16
Weighted Average Coupon of all Notes                   5.22%          $ 5,583,837,400.00     $ 24,303,961.28

Weighted Average Coupon of                             5.13%          $ 4,768,421,000.00
   Class A and Class B Notes

Current Transaction Period:                      Revolving Period

CASH FLOW REQUIREMENTS                           Series 2000-98-1
                                                      Class A             Class B              Class C               Total
Principal Distribution Due this Period                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Due this Period              $ 2,784,420.24       $ 383,998.72         $ 637,380.21         $ 3,805,799.17
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                               $ 1,470,833.33        $ 1,470,833.33
Total Required Distribution                         $ 2,784,420.24          $ 383,998.72      $ 2,108,213.54      $ 5,276,632.50

Total Required Distribution to Class A & Class B investors                $ 3,168,418.96

                                                 Series 2000-98-2
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount              $ 2,572,189.22       $ 358,056.89         $ 594,702.19         $ 3,524,948.30
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                               $ 1,372,713.33        $ 1,372,713.33
Total Required Distribution                         $ 2,572,189.22          $ 358,056.89      $ 1,967,415.52      $ 4,897,661.63

Total Required Distribution to Class A & Class B investors                $ 2,930,246.11

                                                 Series 2000-99-1
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount              $ 2,219,199.51       $ 307,656.82         $ 509,336.54         $ 3,036,192.87
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                               $ 1,176,470.00        $ 1,176,470.00
Total Required Distribution                         $ 2,219,199.51          $ 307,656.82      $ 1,685,806.54      $ 4,212,662.87


Total Required Distribution to Class A & Class B investors                $ 2,526,856.33

                                                 Series 2000-99-2
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount              $ 1,734,218.74       $ 244,356.37         $ 382,006.73         $ 2,360,581.84
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                                $ 882,354.00           $ 882,354.00
Total Required Distribution                         $ 1,734,218.74          $ 244,356.37      $ 1,264,360.73      $ 3,242,935.84

Total Required Distribution to Class A & Class B investors                $ 1,978,575.11

                                                 Series 2000-99-3
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount               $ 811,388.11        $ 108,321.33         $ 191,002.40         $ 1,110,711.84
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                                $ 441,176.67           $ 441,176.67
Total Required Distribution                           $ 811,388.11          $ 108,321.33        $ 632,179.07      $ 1,551,888.51

Total Required Distribution to Class A & Class B investors                  $ 919,709.44

                                                 Series 2000-99-4
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount              $ 1,944,850.87       $ 271,815.90         $ 424,447.11         $ 2,641,113.88
Unpaid Principal Shortfalls paid this Period            $ -                  $ -   -              $ -       -                $--
Unpaid Interest Shortfalls paid this Period             $ -                  $ -   -              $ -       -                $--
Prepayable Interest                                     $ -                  $ -   -              $ -       -                $--
Servicing Fee                                                                                $ 980,391.67           $ 980,391.67
Total Required Distribution                         $ 1,944,850.87          $ 271,815.90      $ 1,404,838.78      $ 3,621,505.55

Total Required Distribution to Class A & Class B investors                $ 2,216,666.77

                                                   Series 2000-1
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount               $ 3,260,083.33          $ 458,046.88        $ 661,432.29      $ 4,379,562.50
Unpaid Principal Shortfalls paid this Period                   $ -                   $ -                 $ -                 $ -
Unpaid Interest Shortfalls paid this Period                    $ -                   $ -                 $ -                 $ -
Prepayable Interest                                            $ -                   $ -                 $ -                 $ -
Servicing Fee                                                                                 $ 1,666,666.67      $ 1,666,666.67
Total Required Distribution                         $ 3,260,083.33          $ 458,046.88      $ 2,328,098.96      $ 6,046,229.17


Total Required Distribution to Class A & Class B investors                $ 3,718,130.21

                                                   Series 2000-2
                                                      Class A             Class B              Class C               Total
Principal Distribution Required Amount                  $ -                  $ -   -              $ -       -                $--
Interest Distribution Required Amount               $ 2,561,250.00          $ 361,615.72        $ 522,185.16      $ 3,445,050.88
Unpaid Principal Shortfalls paid this Period                   $ -                   $ -                 $ -                 $ -
Unpaid Interest Shortfalls paid this Period                    $ -                   $ -                 $ -                 $ -
Prepayable Interest                                            $ -                   $ -                 $ -                 $ -
Servicing Fee                                                                                 $ 1,315,790.00      $ 1,315,790.00
Total Required Distribution                         $ 2,561,250.00          $ 361,615.72      $ 1,837,975.16      $ 4,760,840.88


Total Required Distribution to Class A & Class B investors                $ 2,922,865.72

CASH DISBURSEMENTS
Servicer Payment to trustee for Series 2000-98-1                          $ 3,805,799.17
Servicer Payment to trustee for Series 2000-98-2                          $ 3,524,948.30
Servicer Payment to trustee for Series 2000-99-1                          $ 3,036,192.87
Servicer Payment to trustee for Series 2000-99-2                          $ 2,360,581.84
Servicer Payment to trustee for Series 2000-99-3                          $ 1,110,711.84
Servicer Payment to trustee for Series 2000-99-4                          $ 2,641,113.88
Servicer Payment to trustee for Series 2000-1                             $ 4,379,562.50
Servicer Payment to trustee for Series 2000-2                             $ 3,445,050.88
     Total Servicer Payment to trustee for all Series'                   $ 24,303,961.28

Trustee Payment to Series 2000-98-1 Class C                                 $ 637,380.21
Trustee Payment to Series 2000-98-2 Class C                                 $ 594,702.19
Trustee Payment to Series 2000-99-1 Class C                                 $ 509,336.54
Trustee Payment to Series 2000-99-2 Class C                                 $ 382,006.73
Trustee Payment to Series 2000-99-3 Class C                                 $ 191,002.40
Trustee Payment to Series 2000-99-4 Class C                                 $ 424,447.11
Trustee Payment to Series 2000-1 Class C                                    $ 661,432.29
Trustee Payment to Series 2000-2 Class C                                    $ 522,185.16
     Total Trustee Payment to all Class C Investor's                      $ 3,922,492.63

                      ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                                   SERIES 2000-2


     The undersigned, a duly authorized representative of Associates National Bank (Delaware)(ANB), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of April 1, 2000 (as amended and supplemented, the Transfer and Servicing Agreement) among ANB, Associates credit Card Receivables Corp.
(ACCR), as Transferor and Associates Credit Card Master Note Trust (the Trust), does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master Indenture, dated as of April 1, 2000 (as amended or supplemented, the Master Indenture), between the Trust and The Bank of New York, as indenture trustee (the Indenture Trustee) as supplemented by the Series 2000-1 Indenture Supplement, dated as of September 15, 2000, between the Trust and the Indenture Trustee (as amended as supplemented, the Indenture Supplement and together with the Master Indenture, the Indenture), as applicable.

2. ANB is, as of the date hereof, the Servicer under the Transfer and Servicing Agreement.

3.       The undersigned is an Authorized Officer of the Servicer.

4. This Certificate relates to the Distribution Date occurring on May 17, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the transfer and Servicing Agreement and the Indenture through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of May, 2001.


                                      ASSOCIATES NATIONAL BANK (DELAWARE),
                                       Servicer



                                            By:       /s/ Cheryl Debaro
                                            Name:     Cheryl Debaro
                                                      Servicing Officer